SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2004

SOUTHERN PERU COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ		85016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6500

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release by Southern Peru Copper Corporation dated January 30, 2004, announcing unaudited financial results for the 2003 calendar year and the quarter ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 30, 2004, Southern Peru Copper Corporation issued a press release announcing unaudited financial results for the 2003 calendar year and the quarter ended December 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ Oscar Gonzalez Rocha
	Its:	President

Date: January 30, 2004

Exhibit Index

99.1	Press release by Southern Peru Copper Corporation dated January 30, 2004, announcing unaudited financial results for the 2003 calendar year and the quarter ended December 31, 2003.